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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT 1934

       Date of Report (date of earliest event reported): January 26, 2005

                               COMTECH GROUP, INC.
                               -------------------
               (Exact name of registrant as specified in charter)

                                    MARYLAND
                 (State or other jurisdiction of incorporation)

                               000-2642 52-0466460
           (Commission File Number) (IRS Employer Identification No.)

                         c/o COMTECH GROUP, ROOM 10001,
                           TOWER C, SKYWORTH BUILDING,
                           HIGH-TECH INDUSTRIAL PARK,
                           NANSHAN, SHENZHEN 5180, PRC
--------------------------------------------------------------------------------
              (Address of principal executive offices and zip Code)

                               011-86-755-267-4327
                 ----------------------------------------------
               (Registrant's telephone number including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On January 26, 2005 Comtech Group, Inc. (the "Company") issued a press release containing certain preliminary financial results for the fourth quarter and full year ended December 31, 2004. A copy of the Company's earnings press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Such financial results are unaudited and are subject to adjustment.

         The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

      Exhibit No.          Description
      -----------          -----------

          99.1 Press release dated January 26, 2005 announcing Comtech Group, Inc.'s results of operations for fourth quarter and full year ended December 31, 2004.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             COMTECH GROUP, INC.

                                             By: /s/ Jingwei (Jeffrey) Kang
                                                 -------------------------------
                                                 Name: Jingwei (Jeffrey) Kang
                                                 Title: Chief Executive Officer

Dated: January 31, 2005




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                                  EXHIBIT INDEX

       Exhibit No.         Description
       -----------         -----------

          99.1 Press release dated January 26, 2005 announcing Comtech Group, Inc.'s results of operations for fourth quarter and full year ended December 31, 2004.




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